UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                  811-23176

NB Crossroads Private Markets Fund IV Holdings LLC

(Exact name of registrant as specified in charter)

325 North Saint Paul Street

49th Floor

Dallas, TX 75201

(Address of principal executive offices) (Zip code)

David Morse, Vice President

Neuberger Berman Investment Advisers LLC

1290 Avenue of the Americas

New York, NY 10104

(Name and address of agent for service)

Registrant’s telephone number, including area code:               1-212-476-8800

Date of fiscal year end:             March 31

Date of reporting period:           March 31, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

NB CROSSROADS PRIVATE MARKETS FUND IV HOLDINGS LLC
Annual Report
For the year ended March 31, 2025

NB Crossroads Private Markets Fund IV Holdings LLC
(Unaudited)

Private Equity Market Update
In 2024 and through the first quarter of 2025, the U.S. economy demonstrated resilience, navigating macroeconomic challenges while maintaining stable growth. Real GDP growth was reported at 2.8% in 2024, slightly lower than 2.9% in 2023.1 However, the labor market showed signs of softness as the unemployment rate drifted upward to 4.0% in 2024 from 3.6% in 2023 and inflation moderated with the U.S. CPI falling to 2.9% in December 2024 from 3.4% in December 2023.2 In response, the Federal Reserve implemented three rate cuts in 2024: a 50 basis point reduction in September and two 25 basis point reductions in November and December, a stark contrast to 2022 and 2023 when it aggressively raised rates by over five hundred basis points. By the end of the year, the federal funds rate settled at a target range of 4.25% to 4.50%.3 These measures aimed to balance controlling inflation with economic stability, highlighting the complexities of managing growth amidst shifting macroeconomic conditions.
The U.S. private equity market demonstrated meaningful recovery across key metrics as macroeconomic conditions began to stabilize during 2024. Investment activity rebounded, with total deal count increasing by 13% and total deal volume increasing by 19% compared to 2023, driven by a reduction in buyer-seller valuation disparities, improved credit availability, and easing inflation pressures. Exit activity also showed significant growth, with total exit value increasing by 49% and exit count increasing by 17% year-over-year, supported by corporate acquisitions and a modest improvement in IPO activity.4 However, fundraising remained constrained, with U.S. buyout funds raising $234 billion in 2024, down from $342 billion in 2023, reflecting limited partners’ (“LP”) continued cautious approach amidst liquidity challenges and elevated private equity exposures. Larger, more established managers continued to dominate the fundraising landscape, with elongated fundraising timelines for smaller managers underscoring the selective nature of LP commitments.5
Looking ahead, we expect U.S. private equity to navigate a landscape shaped by ongoing macroeconomic uncertainty, predominately surrounding tariffs, and evolving investment strategies. Sponsors are likely to continue focusing on the monetization of high-quality assets through corporate acquisitions and continuation funds, while selective exits and disciplined underwriting are expected to define investment activity. Moderated inflation and improved financing conditions may provide tailwinds for dealmaking, particularly in high-growth sectors such as technology and healthcare. However, geopolitical tensions, regulatory scrutiny, and concerns surrounding tariffs and corporate tax changes may weigh on broader market sentiment, requiring sponsors and LPs to adapt their strategies carefully. Despite these challenges, we believe there are investment opportunities as a liquidity provider in an illiquid environment.
Private Equity Investment Activity
In 2024, $516 billion was invested in the U.S. private equity market, reflecting a notable recovery from the declines observed since the peak in 2021. Investment activity had previously fallen from $770 billion in 2021 to $626 billion in 2022 and to $404 billion in 2023.6 The 2024 figure surpasses the “normalized” levels of capital deployment historically (closer to ~$400 billion annually). Deal activity rebounded in 2024, driven by improved credit availability, moderated inflation pressures, and macroeconomic optimism. Larger transactions regained momentum, with deals exceeding $1 billion accounting for 37% of total deal value, up from 34% in 2023. Middle-market activity also remained robust, with deals below $1 billion comprising 63% of deal value. Syndicated loan issuance nearly doubled year-over-year, reflecting greater lender confidence and a more favorable financing environment. Growth equity continued to play a significant role, making up 21% of deal

1
Bureau of Economic Analysis, as of April 2, 2025.

2
Bureau of Labor Statistics, as of April 2, 2025.

3
The Federal Reserve, as of April 2, 2025.

4
PitchBook 2024 Annual US PE Breakdown.

5
Preqin, as of April 2, 2024.

6
PitchBook, as of April 2, 2024.

NB Crossroads Private Markets Fund IV Holdings LLC
(Unaudited)

count in 2024, while add-on acquisitions represented 74% of all buyouts, underscoring ongoing consolidation strategies by general partners (“GP”).4
Public-to-private transactions faced headwinds in 2024, with total deal values declining to $147 billion from $154 billion in 2023, reflecting caution among GPs as rising public market valuations and election-related uncertainties weighed on activity, particularly in Q4.4 Despite this, take-private deals continued to make headlines. Corporate carveouts emerged as a dominant theme in 2024, fueled by corporations seeking to streamline operations and private equity firms capitalizing on attractive valuations. Carveouts accounted for 11% of leveraged buyouts in 2024 — the highest share since 2016 — underscoring their growing prominence. These deals reflect sponsors’ strategic pivot toward unlocking value in non-core divisions, leveraging operational synergies, and creating liquidity for investors, particularly in a more accommodative financial environment marked by declining interest rates.4

TOTAL US PRIVATE EQUITY VOLUME 2007 – 2024
$1,200
$1,000
$800
$600
$400
$200
$0
12,000
10,000
8,000
6,000
4,000
2,000
0
$696
$272
$108
$186
$216
$244
$296
$365
$363
$421
$396
$406
$418
$404
$770
$626
$404
$516
4,151
3,276
2,330
3,348
3,698
4,255
4,119
5,116
5,507
5,585
6,151
6,962
7,114
7,517
11,454
10,250
8,703
9,043
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
Buyout / LBO Volume
Other Volume
Deal Count

Source: PitchBook as of 2024 Q4. Other volume includes Growth/Expansion Equity, Private Investment in Public Equity and Investor Buyout by Management
Private Equity Outlook for 2025
While there is uncertainty in the global economic outlook, stemming from policy changes, trade tensions, and financial volatility, we still believe the current environment offers significant opportunity for investors who have capital to deploy in this capital-constrained market. We have seen attractive investment opportunities up and down the capital structure and at various points in the ownership cycle. In 2024, we observed notable growth in preferred equity, mid-life co-investments, and GP-led secondary transactions — trends we expect to persist in 2025. These dynamics are being driven by a lack of distributions and liquidity, which we believe will persist.
Looking ahead, we anticipate that buyers will continue to favor high-quality assets with clear growth potential, particularly amid ongoing macroeconomic uncertainty and tariff-related concerns. While tariffs remain a point of caution, private equity portfolios tend to have lower direct exposure to tariff-sensitive sectors compared to the broader economy, potentially mitigating tariff-related disruptions. Furthermore, private equity managers

NB Crossroads Private Markets Fund IV Holdings LLC
(Unaudited)

are well-equipped to navigate periods of market dislocation, and we see that disruptions often create compelling openings for experienced capital providers who are adept at addressing liquidity needs through solutions such as midlife co-investments, GP-led secondaries, and custom capital structures.
Fund Overview
NB Crossroads Private Markets Fund IV Holdings LLC (the “Fund”) aims to provide investors attractive risk-adjusted returns. The Fund seeks to achieve its objective by investing in a diversified global portfolio of high-quality third-party private equity funds (“Portfolio Funds”), including secondary investments in underlying Portfolio Funds acquired from investors in such Portfolio Funds, pursuing investment strategies in small and mid-cap buyout, large-cap buyout, special situations (primarily distressed-oriented strategies), and venture and growth capital, and by co-investing directly in portfolio companies alongside Portfolio Funds and other private equity firms. The Fund is fully committed to a diversified set of Portfolio Funds and portfolio companies and allocated across investment strategy, asset class, industry, sponsor and geography. As of March 31, 2025, the Fund was invested across 62 investments, including 30 co-investments, 28 primary Portfolio Fund investments and 4 secondary Portfolio Fund investments.
The Fund generated a 5.74% total return on a net asset value (“NAV”) basis for the fiscal year ended March 31, 2025. The Fund generated positive performance results across its three key transaction types: primary, secondary and co-investments. Among the positive drivers, the Fund benefitted from primary investments in a North American special situations fund, a North American middle-market buyout fund and a European middle-market buyout fund. Additionally, the Fund generated positive performance from a co-investment in a North American waste management business that had an initial public offering.
On the other hand, among the detractors from performance, the Fund saw negative performance from a co-investment in a Latin American education business that is now publicly listed. Additionally, the Fund saw negative performance from a secondary investment in a portfolio of European real estate operating assets. At this point in the Fund’s term, we remain focused on continued value creation in the portfolio and generating distributions for investors.
The portfolio composition, industries and holdings of the Fund are subject to change without notice. The opinions are as of the date of this report and are subject to change without notice.
Fund Performance — Average Annual Total Return Ended 3/31/2025
	1 Year	5 Year	Since Inception
NB Crossroads Private Markets Fund IV Holdings LLC(1)	5.74%	16.67%	6.94%
MSCI World Index (Net)(2)	7.04%	16.13%	11.38%

The performance data quoted represent past performance and does not predict future performance. Current performance may be lower or higher than the performance data quoted.
The results shown in the table reflect the reinvestment of distributions, if any. The results do not reflect the effect of taxes a Fund investor (“Investor”) would pay on Fund distributions or on the sale of the Fund’s limited liability company interests (the “Interests”).
Unlike open-ended funds, the Fund’s Interests are not continually offered. The Fund offered its Interests only to persons or entities that are both “accredited investors” as defined in Section 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and “qualified clients” as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended, in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of, and/or Regulation D under, the Securities Act.
(1)
The Fund commenced operations on November 15, 2016.

(2)
The MSCI World Index captures large and mid-cap representation across 23 Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each

NB Crossroads Private Markets Fund IV Holdings LLC
(Unaudited)

country. The Developed Markets countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. The MSCI World Index (Net) calculates reinvested dividends net of withholding taxes. The index is unmanaged and does not include fees. Investors may not invest in the index directly.
Growth of a $50,000 Investment
This graph shows the change in value of a hypothetical $50,000 investment in the Fund over the past 10 fiscal years. The results shown in the graph reflect the reinvestment of Fund distributions, in any. The results do not reflect the effect of taxes and Investor would pay on Fund distributions. The result is compared with a broad-based market index. The market index has not been reduced to reflect any of the fees and costs of investing. The required minimum initial capital commitment by an Investor in the Fund was $50,000. Consistent with Securities and Exchange Commission reporting requirement, the line graph above assumes that an Investor’s $50,000 capital commitment was fully called and invested at the commencement of the Fund’s operations; however, as disclosed to potential investors, their initial capital commitments to the Fund would not be full called and immediately invested. Rather, Investors’ capital commitments are called and drawn down by the Fund as investment opportunities are identified by the Fund’s Investment Adviser over the term of the Fund. As such, the investment growth shown in the line graph above may not reflect the actual performance experience of an Investor invested in the Fund over this time period.
Impact of the Fund’s Distribution Policy
The Fund does not have a policy or practice of maintaining a specified level of distributions to investors. From time to time, the Fund pays distributions at the discretion of the Board of Managers as distributions are received from underlying fund investments due to liquidity events. In general, this practice does not affect the Fund’s investment strategy and may reduce the Fund’s net asset value. Over time, a portion of an Investor’s distribution will be a return of its capital given the Fund has a limited term and will seek to return its available assets to investors. The tax characteristics of an Investor’s distributions will be reflected on its annual Schedule K-1 form.

NB Crossroads Private Markets Fund IV Holdings LLC
For the year ended March 31, 2025

NB Crossroads Private Markets Fund IV Holdings LLC
Statement of Assets, Liabilities and Members’ Equity — Net Assets
As of March 31, 2025

Assets
Investments, at fair value (cost $174,261,539)	$339,631,057
Cash	537,782
Receivable from investment	2,589,325
Interest receivable	32,460
Prepaid insurance	14,903
Total Assets	$342,805,527
Liabilities
Advisory fees payable	$250,728
Professional fees payable	166,831
Due to Affiliate	115,832
Administration service fees payable	92,693
Other payables	718
Total Liabilities	$626,802
Commitments and contingencies (Note 5)
Members’ Equity – Net Assets	$342,178,725
Units of Membership Interests outstanding (unlimited units authorized)	1,475,657.81
Net Asset Value Per Unit	$231.88
The accompanying notes are an integral part of these financial statements.

NB Crossroads Private Markets Fund IV Holdings LLC
Schedule of Investments
March 31, 2025

Investments / Co-investments(A)(B)(D)	Acquisition Type	Acquisition Dates(C)	Geographic Region(E)	Cost	Fair Value
Large-cap Buyout (22.26%)
BC European Capital X – Betty Co-Investment (1) LP	Co-investment	01/2019 – 10/2022	North America	$489,618	$2,599,787
BC European Capital X – Hulk Co-Investment (1) LP	Co-investment	07/2018 – 10/2022	North America	1,146,962	5,869,653
Carlyle Partners VII, L.P.	Primary	12/2018 – 05/2024	North America	8,922,358	13,569,706
Clayton, Dubilier & Rice Fund X, L.P.	Primary	03/2018 – 11/2024	North America	4,426,461	6,940,305
Cortefiel Co-Invest SCSp	Co-investment	10/2017 – 05/2022	Europe	1,198,765	2,919,182
CVC Capital Partners VII, L.P.	Primary	12/2018 – 11/2024	Europe	5,516,930	14,507,273
Gorilla Aggregator L.P.(F)	Co-investment	10/2017	North America	1,583,511	5,378,511
KKR Byzantium Infrastructure Co-Invest L.P.	Co-investment	10/2017	Europe	1,384,788	2,104,474
KKR Taurus Co-Invest II L.P.	Co-investment	10/2017 – 11/2017	North America	125,598	99,310
SLP Blue Co-Invest, L.P.	Co-investment	06/2018 – 05/2022	North America	1,805,321	3,386,048
THL Equity Fund VIII Investors (Agiliti), L.P.	Co-investment	01/2019 – 07/2021	North America	2,977,929	5,060,511
TPG Healthcare Partners, L.P.	Primary	12/2019 – 09/2023	North America	1,709,739	2,305,641
TPG Partners VIII, L.P.	Primary	12/2019 – 09/2024	North America	6,668,795	11,418,760
				37,956,775	76,159,161
Small and Mid-cap Buyout (41.60%)
BC Holdco, LLC	Co-investment	11/2017 – 02/2023	North America	1,787,537	6,150,567
ByLight InvestCo LP	Co-investment	05/2017 – 02/2023	North America	290,174	7,968,687
Charlesbank Equity Fund IX, L.P.	Primary	07/2018 – 06/2024	North America	5,715,453	12,254,153
CHG PPC Investor LLC	Co-investment	03/2018	North America	570,715	4,631,913
EQT Mid Market Europe, L.P.	Primary	08/2017 – 06/2024	Europe	2,254,224	5,088,078
EXC Holdings LP(F)	Co-investment	11/2017 – 12/2022	North America	616,454	1,808,091
Further Global Capital Partners, L.P.	Primary	03/2018 – 02/2025	North America	11,086,012	16,123,690
JLL MedPlast Topco, L.P.	Co-investment	06/2018	North America	1,640,000	5,460,000
KKR Global Infrastructure Investors III L.P.	Primary	12/2018 – 03/2025	North America	6,805,445	10,483,890
MCH Iberian Capital Fund IV, F.C.R.	Secondary	05/2017 – 09/2024	Europe	2,282,252	4,972,087
MHS Acquisition Holdings, LLC(F)	Co-investment	03/2017 – 12/2019	North America	1,046,584	914,362
Milani Aggregator LLC(F)	Co-investment	06/2018 – 08/2021	North America	1,699,440	2,634,462
NB Soho LP (TRG Growth Fund II)	Secondary	06/2017 – 04/2022	North America	43,057	297,418
NB Verrocchio LP	Co-investment	06/2018 – 05/2022	South America	3,365,021	610,368
Oak Hill Capital Partners IV, L.P.	Primary	05/2017 – 03/2024	North America	662,211	2,517,999
PPC Fund II, L.P.	Primary	04/2018 – 10/2024	North America	8,813,437	14,587,335
Rockbridge Portfolio Fund I L.P.	Secondary	12/2018 – 06/2021	North America	1,090,237	2,634,266
Silver Creek Midstream Coinvest LP	Co-investment	06/2018 – 11/2019	North America	2,068,539	3,307,313
THL Equity Fund VII Investors (MHS), L.P.	Co-investment	04/2017 – 09/2022	North America	1,120,597	4,303,889
Veritas Capital Fund VI, L.P.	Primary	06/2017 – 07/2024	North America	3,514,565	7,993,689
VSC RST Holdco, L.P.(F)	Co-investment	08/2017 – 08/2021	North America	—	11,094
Webster Capital IV, L.P.	Primary	07/2018 – 06/2023	North America	10,079,976	16,248,350
Wind Point Partners CV1, L.P.	Secondary	09/2018 – 10/2019	North America	16,109	359,047
WR Environmental Aggregator LLC(F)	Co-investment	04/2017 – 02/2022	North America	1,148,240	1,479,338
Wrigley Co-Invest, L.P.	Co-investment	06/2018 – 10/2018	North America	2,350,120	9,505,880
				70,066,399	142,345,966
Special Situations (15.21%)
Apollo Investment Fund IX, L.P.	Primary	03/2019 – 02/2025	North America	2,519,596	4,431,149
Cerberus Institutional Partners VI, L.P.	Primary	04/2017 – 12/2019	North America	4,939,590	11,823,826
The accompanying notes are an integral part of these financial statements.

NB Crossroads Private Markets Fund IV Holdings LLC
Schedule of Investments (continued)
March 31, 2025

Investments / Co-investments(A)(B)(D)	Acquisition Type	Acquisition Dates(C)	Geographic Region(E)	Cost	Fair Value
Diligere Co-Investment Partners, LLC	Co-investment	02/2018 – 10/2022	North America	1,306,716	3,769,772
Epiris Fund II L.P.	Primary	05/2018 – 11/2023	Europe	7,562,107	13,884,274
Lantern Capital Partners Fund I (A), L.P	Primary	04/2018 – 02/2021	North America	2,430,377	1,242,694
NB Arch LP	Co-investment	09/2017 – 06/2022	North America	837,210	3,898,528
Runner Topco L.P.(F)	Co-investment	04/2018	North America	132,049	—
Sycamore Partners III, L.P.	Primary	01/2018 – 08/2024	North America	7,142,378	12,979,947
				26,870,023	52,030,190
Venture Capital (16.52%)
Alsop Louie Capital IV L.P.	Primary	11/2017 – 09/2022	North America	5,482,267	6,230,017
Battery Ventures XII, L.P.	Primary	03/2018 – 08/2021	North America	1,975,887	4,010,607
Battery XII Side Fund, L.P.	Primary	03/2018 – 08/2021	North America	927,403	1,871,828
Canaan XI L.P.	Primary	01/2018 – 02/2023	North America	4,322,992	8,652,877
DFJ Growth III, L.P.	Primary	05/2017 – 09/2023	North America	3,419,634	8,595,145
Hosen Capital Fund III, L.P.	Primary	04/2017 – 09/2019	Asia	1,984,197	4,164,656
Menlo Ventures XIV, L.P.	Primary	10/2017 – 06/2022	North America	2,521,288	7,639,057
Summit Partners Europe Growth Equity Fund II, SCSp	Primary	01/2018 – 11/2023	Europe	2,699,261	10,014,128
TPG Tech Adjacencies, L.P.	Primary	06/2019 – 03/2023	North America	3,483,761	5,365,773
				26,816,690	56,544,088

Short Term Investments	Cost	Fair Value
Money Market Fund (3.67%)
Morgan Stanley Institutional Liquidity Fund Government Portfolio(G)	12,551,652	12,551,652
	12,551,652	12,551,652
Total Investments in Portfolio Funds (cost $174,261,539) (99.26%)		339,631,057
Other Assets & Liabilities (Net) (0.74%)		2,547,668
Members’ Equity – Net Assets (100.00%)		$342,178,725

(A)
Non-income producing securities, which are restricted as to public resale and illiquid.

(B)
Total cost of illiquid and restricted securities at March 31, 2025 aggregated $161,709,887. Total fair value of illiquid and restricted securities at March 31, 2025 was $327,079,405 or 95.59% of net assets.

(C)
Acquisition Dates cover from original investment date to the last acquisition date and is required disclosure for restricted securities only.

(D)
All percentages are calculated as fair value divided by the Company’s Members’ Equity — Net Assets.

(E)
Geographic Region is based on where a Portfolio Fund is headquartered and may be different from where the Portfolio Fund invests.

(F)
The fair value of the investment was determined using a significant unobservable input.

(G)
The rate is 4.15%, the annualized seven-day yield as of March 31, 2025.

The accompanying notes are an integral part of these financial statements.

NB Crossroads Private Markets Fund IV Holdings LLC
Statement of Operations
For the year ended March 31, 2025

Investment Income:
Interest income	$763,847
Dividend income	129,712
Total Investment Income	893,559
Operating Expenses:
Advisory fees	1,522,992
Administration service fees	384,913
Tax preparation fees	277,284
Line of credit fees	185,875
Audit fees	169,980
Managers’ fees	164,885
Professional fees	81,364
Financing costs	28,724
Insurance expense	39,587
Other expenses	45,732
Total Operating Expenses	2,901,336
Net Investment Loss	(2,007,777)
Net Realized and Change in Unrealized Gain on Investments (Note 2)
Net realized gain on investments	29,486,155
Net change in unrealized appreciation on investments	(6,580,574)
Net Realized and Change in Unrealized Gain on Investments	22,905,581
Net Increase in Members’ Equity – Net Assets Resulting from Operations	$20,897,804
The accompanying notes are an integral part of these financial statements.

NB Crossroads Private Markets Fund IV Holdings LLC
Statement of Changes in Members’ Equity — Net Assets

For the year ended March 31, 2024
	Members’ Equity	Special Member	Total
Members’ committed capital	$330,959,751	$3,344,543	$334,304,294
Members’ equity at April 1, 2023	$396,583,426	$4,018,352	$400,601,778
Capital distributions	(25,245,711)	(250,841)	(25,496,552)
Net investment loss	(1,221,346)	(12,342)	(1,233,688)
Net realized gain on investments	27,148,799	274,355	27,423,154
Net change in unrealized appreciation on investments	(10,913,251)	(110,285)	(11,023,536)
Members’ equity at March 31, 2024	$386,351,917	$3,919,239	$390,271,156
For the year ended March 31, 2025
	Members’ Equity	Special Member	Total
Members’ committed capital	$330,959,751	$3,344,543	$334,304,294
Members’ equity at April 1, 2024	$386,351,917	$3,919,239	$390,271,156
Capital distributions	(68,304,604)	(685,631)	(68,990,235)
Net investment loss	(1,987,689)	(20,088)	(2,007,777)
Net realized gain on investments	29,191,161	294,994	29,486,155
Net change in unrealized appreciation on investments	(6,514,739)	(65,835)	(6,580,574)
Members’ equity at March 31, 2025	$338,736,046	$3,442,679	$342,178,725
The accompanying notes are an integral part of these financial statements.

NB Crossroads Private Markets Fund IV Holdings LLC
Statement of Cash Flows
For the year ended March 31, 2025

CASH FLOWS FROM OPERATING ACTIVITIES
Net change in Members’ Equity – Net Assets resulting from operations	$20,897,804
Adjustments to reconcile net change in Members’ Equity – Net Assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(5,717,310)
Proceeds received from investments	66,472,584
Net realized gain on investments	(29,486,155)
Net change in unrealized (appreciation) depreciation on investments	6,580,574
Net change in accretion of PIK dividend	(129,712)
Net purchases and sales of short term investments	11,093,386
Changes in assets and liabilities related to operations
(Increase) decrease in interest receivable	57,224
(Increase) decrease in prepaid insurance	(411)
(Increase) decrease in deferred financing costs	28,724
Increase (decrease) in advisory fees payable	(208,940)
Increase (decrease) in professional fees payable	(39,444)
Increase (decrease) in due to Affiliate	(3,862)
Increase (decrease) in administration service fees payable	(16,610)
Increase (decrease) in other payables	165
Net cash provided by (used in) operating activities	69,528,017
CASH FLOWS FROM FINANCING ACTIVITIES
Distributions to Members	(68,990,235)
Net cash provided by (used in) financing activities	(68,990,235)
Net change in cash and cash equivalents	537,782
Cash and cash equivalents at beginning of the year	—
Cash and cash equivalents at end of the year	$537,782
Noncash activities
Distributions totaling $457,855 were made to the TE Fund and the Offshore Fund for taxes paid and/or accrued on behalf of the TE Fund and Offshore Fund.
The accompanying notes are an integral part of these financial statements.

NB Crossroads Private Markets Fund IV Holdings LLC
Financial Highlights

	For the year ended March 31, 2025	For the year ended March 31, 2024	For the year ended March 31, 2023	For the year ended March 31, 2022	For the year ended March 31, 2021
Per Unit Operating Performance(1)
NET ASSET VALUE, BEGINNING OF YEAR	$264.47	$271.47	$299.45	$264.96	$177.13
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(1.36)	(0.84)	(1.14)	(1.40)	(1.43)
Net realized and unrealized gain on investments	15.52	11.12	6.36	76.84	89.42
Net increase (decrease) in net assets resulting from operations	14.16	10.28	5.22	75.44	87.99
DISTRIBUTIONS TO MEMBERS:
Net change in Members’ Equity – Net Assets due to distributions to Members	(46.75)	(17.28)	(33.20)	(40.95)	(0.16)
NET ASSET VALUE, END OF YEAR	$231.88	$264.47	$271.47	$299.45	$264.96
TOTAL NET ASSET VALUE RETURN(1)(2)(3)	5.74%	3.85%	2.03%	28.90%	49.69%
RATIOS AND SUPPLEMENTAL DATA:
Members’ Equity – Net Assets, end of year in thousands (000’s)	$342,179	$390,271	$400,602	$441,884	$390,985
Ratios to Average Members’ Equity – Net Assets:(4)
Expenses	0.80%	0.74%	0.80%	0.69%	0.98%
Net investment loss	(0.56)%	(0.31)%	(0.46)%	(0.49)%	(0.71)%
Portfolio Turnover Rate(5)	1.63%	2.92%	5.42%	10.23%	9.36%
INTERNAL RATES OF RETURN:
Internal Rate of Return(6)	16.49%	17.83%	20.34%	24.57%	23.18%

(1)
Selected data for a unit of Membership Interest outstanding throughout each year.

(2)
Total investment return, based on per unit net asset value, reflects the changes in net asset value based on the effects of organizational costs, the performance of the Company during the year and assumes distributions, if any, were reinvested. The Company’s units are not traded in any market; therefore, the market value total investment return is not calculated.

(3)
Total return and the ratios to average members’ equity — net assets is calculated for the Company taken as a whole.

(4)
Ratios do not reflect the Company’s proportional share of the net investment income (loss) and expenses, including any performance-based fees, of the Portfolio Funds.

(5)
Proceeds received from investments are included in the portfolio turnover rate.

(6)
The Internal Rate of Return is computed based on the actual dates of the cash inflows and outflows since inception and the ending net assets at the end of the year as of each measurement date.

The accompanying notes are an integral part of these financial statements.

NB Crossroads Private Markets Fund IV Holdings LLC
Notes to the Financial Statements
March 31, 2025

1.   Organization
NB Crossroads Private Markets Fund IV Holdings LLC (the “Company”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Company was organized as a Delaware limited liability company on November 10, 2015. The Company commenced operations on November 15, 2016. The duration of the Company is ten years from the final subscription closing date (the “Final Closing”), which occurred on August 7, 2017, subject to two two-year extensions which may be approved by the Board of Managers of the Company (the “Board” or the “Board of Managers”). Thereafter, the term of the Company may be extended by consent of a majority-in-interest of its Members as defined in the Company’s limited liability company agreement (the “LLC Agreement”).
The Company’s investment objective is to provide attractive risk-adjusted returns. The Company seeks to achieve its objective by investing in a diversified global portfolio of high quality third- party private equity funds (“Portfolio Funds”) including secondary investments in underlying Portfolio Funds acquired from investors in such Portfolio Funds (each, a “Secondary Investment”) pursuing investment strategies in small and mid-cap buyout, large-cap buyout, special situations (primarily distressed-oriented strategies), and venture and growth capital, and by co-investing directly in portfolio companies alongside Portfolio Funds and other private equity firms (each, a “Co-Investment”). Neither the Company nor the Registered Investment Adviser (as defined below) guarantees any level of return or risk on investments and there can be no assurance that the Company will achieve its investment objective. The Portfolio Funds are not registered as investment companies under the Investment Company Act.
NB Crossroads Private Markets Fund IV (TI) — Client LLC (the “TI Fund”), NB Crossroads Private Markets Fund IV (TE) — Client LLC (the “TE Fund”) and NB Crossroads Private Markets Fund IV (Offshore) — Client LLC (the “Offshore Fund” and together with the TI Fund and the TE Fund, the “Feeder Funds”) each pursue their investment objectives by investing substantially all of their assets in the Company. The TE Fund and the Offshore Fund invest indirectly in the Company through NB Crossroads Private Markets Fund IV (Offshore), Client Ltd, a Cayman Islands exempted company (the “Offshore Company”). Each of the TI Fund and the TE Fund is a Delaware limited liability company that is registered under the Investment Company Act as a non-diversified, closed-end management investment company. The Offshore Fund, a Cayman Islands limited liability company, is not registered as an investment company under the Investment Company Act. The percentage of the Offshore Company’s shareholder capital owned by the TE Fund and Offshore Fund is 92.21% and 7.79%, respectively. The financial position and results of operations of the Offshore Company have been consolidated within the TE Fund’s and the Offshore Fund’s consolidated financial statements. The Offshore Company and the Feeder Funds have the same investment objective and substantially the same investment policies as the Company (except that the Offshore Company and the Feeder Funds pursue their investment objectives by investing in the Company).
The Board has overall responsibility to manage and supervise the operations of the Company, including the exclusive authority to oversee and to establish policies regarding the management, conduct, and operations of the TE Fund. The Board exercises the same powers, authority and responsibilities on behalf of the Company as are customarily exercised by directors of a typical investment company registered under the Investment Company Act. The Board has engaged Neuberger Berman Investment Advisers LLC (“NBIA” or “Registered Investment Adviser”) and NB Alternatives Advisers LLC (“NBAA” or “Sub-Adviser” and together with NBIA, the “Adviser”) to provide investment advice regarding the selection of the Portfolio Funds and Co-Investments and to manage the day-to-day operations of the Company.

NB Crossroads Private Markets Fund IV Holdings LLC
Notes to the Financial Statements (continued)
March 31, 2025

The Company operates as a vehicle for the investment of substantially all of the assets of the Feeder Funds as members of the Company (“Members”). As of March 31, 2025, the TI Fund’s, the TE Fund’s and the Offshore Fund’s ownership of the Company’s Members’ contributed capital was 61.84%, 34.26% and 2.90%, respectively, with a NB affiliate’s (“Special Member”) (who is also a Member of the Company) percentage ownership of the Company’s Members’ contributed capital being 1%.
2.   Significant Accounting Policies
The Company meets the definition of an investment company and follows the accounting and reporting guidance as issued through Accounting Standards Codification (“ASC”) 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.
A.   Basis of Accounting
The Company’s policy is to prepare its financial statements on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Consequently, income and the related assets are recognized when earned, and expenses and the related liabilities are recognized when incurred. The books and records of the Company are maintained in U.S. dollars.
B.   Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and the differences could be material.
C.   Valuation of Investments
The Company computes its net asset value (“NAV”) as of the last business day of each fiscal quarter and at such other times as deemed appropriate by the Adviser in accordance with valuation principles set forth below, or as may be determined from time to time, pursuant to the valuation procedures (the “Procedures”) established by the Board.
The Board has approved the Procedures pursuant to which the Company values its investments. In accordance with Rule 2a-5 under the Investment Company Act, the Board has designated NBIA as its Valuation Designee (the “Valuation Designee”). The Valuation Designee, with assistance from NBAA, is responsible for determining fair value in good faith for the Company’s investments without readily available market quotations, subject to oversight by the Board.

NB Crossroads Private Markets Fund IV Holdings LLC
Notes to the Financial Statements (continued)
March 31, 2025

It is expected that most of the Portfolio Funds in which the Company invests will meet the criteria set forth under the Financial Accounting Standards Board (“FASB”) ASC Topic 820, Fair Value Measurement (“ASC 820”) permitting the use of the practical expedient to determine the fair value of the Portfolio Fund investments. ASC 820 provides that, in valuing alternative investments that do not have quoted market prices but calculate NAV per share or equivalent, an investor may determine fair value by using the NAV reported to the investor by the underlying investment. To the extent ASC 820 is applicable to a Portfolio Fund, the Adviser generally will value the Company’s investment in the Portfolio Fund based primarily upon the value reported to the Company by the Portfolio Fund or the lead investor of a direct co-investment as of each quarter-end, determined by the Portfolio Fund in accordance with its own valuation policies.
FASB ASC 820-10, “Fair Value Measurements” establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). FASB ASC 820 provides three levels of the fair value hierarchy as follows:
Level 1
Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access;

Level 2
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data;

Level 3
Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Most Portfolio Funds are structured as closed-end, commitment-based private investment funds to which the Company commits a specified amount of capital upon inception of the Portfolio Fund (i.e., committed capital) which is then drawn down over a specified period of the Portfolio Fund’s life. Such Portfolio Funds generally do not provide redemption options for investors and, subsequent to final closing, do not permit subscriptions by new or existing investors. Accordingly, the Company generally holds interests in Portfolio Funds for which there is no active market, although, in some situations, a transaction may occur in the “secondary market” where an investor purchases a limited partner’s existing interest and remaining commitment.

NB Crossroads Private Markets Fund IV Holdings LLC
Notes to the Financial Statements (continued)
March 31, 2025

Assumptions used by the Adviser due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Company’s results of operations and financial condition.
The following table presents the investments carried on the Statement of Assets, Liabilities and Members’ Equity — Net Assets by level within the valuation hierarchy as of March 31, 2025.
	Level 1	Level 2	Level 3	Net Asset Value	Total
Assets:
Large-cap Buyout	$—	$—	$5,378,511	$70,780,650	$76,159,161
Small and Mid-cap Buyout	—	—	6,847,347	135,498,619	142,345,966
Special Situations	—	—	—	52,030,190	52,030,190
Venture Capital	—	—	—	56,544,088	56,544,088
Money Market Fund	12,551,652	—	—	—	12,551,652
Total	$12,551,652	$—	$12,225,858	$314,853,547	$339,631,057
Significant Unobservable Inputs
As of March 31, 2025, the Company had investments valued at $339,631,057. The fair value of investments valued at $314,853,547 in the Company’s Schedule of Investments have been valued at the unadjusted NAV reported by the managers of the investments.
The classification of an investment within Level 3 is based upon the significance of the unobservable inputs to the overall fair value measurement. The following table summarizes the valuation methodologies and inputs used for investments categorized in Level 3 as of March 31, 2025:
			Unobservable Inputs
Investments	Fair Value 03/31/2025	Valuation Methodologies	Variable	Value/Range	Weighted Average(1)
Large-cap Buyout	$5,378,511	Market Comparables	LTM EBITDA	12.9x	N/A
Small and Mid-cap Buyout	6,836,253	Market Comparables	LTM EBITDA	12.7x – 17.0x	14.4x
Small and Mid-cap Buyout	11,094	Escrow Value	1.0x Escrow	N/A	N/A
Special Situations	—	Market Comparables	LTM EBITDA	12.4x	N/A
Total	$12,225,858

(1)
Inputs weighted based on fair value of investments in range.

During the year ended March 31, 2025, purchases and sales from Level 3 investments were as follows:
Purchases	Sales
$ —	$14,878,473
During the year ended March 31, 2025, change in unrealized appreciation and realized gains from Level 3 investments were $(3,595,810) and $2,996,885, respectively.

NB Crossroads Private Markets Fund IV Holdings LLC
Notes to the Financial Statements (continued)
March 31, 2025

The Company recognizes transfers into and out of the levels indicated above at the end of the reporting period. There were no transfers into or out of Level 3 during the year ended March 31, 2025.
The estimated remaining life of the Company’s Portfolio Funds as of March 31, 2025 is one to four years, with the possibility of extensions by each of the Portfolio Funds.
D.   Cash and Cash Equivalents
Cash and cash equivalents consist primarily of cash and short-term investments which are readily convertible into cash and have an original maturity of three months or less. UMB Bank N.A. serves as the Company’s custodian.
Cash and cash equivalents can include deposits in money market accounts, which are classified as Level 1 assets. As of March 31, 2025, the Company held $537,782 in cash on the Statement of Assets, Liabilities and Partners’ Capital — Net Assets and $12,551,652 in an overnight sweep that is deposited into a money market account.
Cash and cash equivalents are subject to credit risk to the extent those balances exceed applicable Securities Investor Protection Corporations (“SIPC”) or Federal Deposit Insurance Corporation (“FDIC”) limitations.
E.   Investment Gains and Losses
The Company records distributions of cash or in-kind securities from the Portfolio Funds based on the information from distribution notices when distributions are received. The Company recognizes within the Statement of Operations its share of realized gains or (losses), the Company’s change in net unrealized appreciation/(depreciation) and the Company’s share of net investment income or (loss) based upon information received regarding distributions from managers of the Portfolio Funds. The Company may also recognize realized losses based upon information received from the Portfolio Fund managers for write-offs taken in the underlying portfolio. Changes in unrealized appreciation/(depreciation) on investments within the Statement of Operations includes the Company’s share of interest and dividends, realized (but undistributed) and unrealized gains and losses on security transactions, and expenses of each Portfolio Fund.
The Portfolio Funds may make in-kind distributions to the Company and, particularly in the event of a dissolution of a Portfolio Fund, such distributions may contain securities that are not marketable. While the general policy of the Company will be to liquidate such investment and distribute proceeds to Members, under certain circumstances when deemed appropriate by the Board, a Member may receive in-kind distributions from the Company.
F.   Income Taxes
The Company is a limited liability company that is treated as a partnership for tax reporting. Tax basis income and losses are passed through to Members. The Company has a tax year end of December 31.

NB Crossroads Private Markets Fund IV Holdings LLC
Notes to the Financial Statements (continued)
March 31, 2025

Differences arise in the computation of Members’ equity for financial reporting in accordance with GAAP and Members’ equity for federal and state income tax reporting. These differences are primarily due to the fact that unrealized gains and losses are allocated for financial reporting purposes and are not allocated for federal and state income tax reporting purposes.
The cost of the Portfolio Funds for federal income tax purposes is based on amounts reported to the Company on Schedule K-1 from the Portfolio Funds. As of March 31, 2025, the Company had not received information to determine the tax cost of the Portfolio Funds. Based on the amounts reported to the Company on Schedule K-1 as of December 31, 2023, and after adjustment for purchases and sales between December 31, 2023 and March 31, 2025, the estimated cost of the Portfolio Funds at March 31, 2025, for federal income tax purposes aggregated $146,582,887. The net unrealized appreciation for federal income tax purposes was estimated to be $180,496,518. The net unrealized appreciation consisted of gross unrealized appreciation and gross unrealized depreciation of $188,242,899 and $7,746,381, respectively.
The Company files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Company is subject to examination by U.S. federal, state, local and foreign jurisdictions, where applicable. As of December 31, 2024, the tax years that remains subject to examination by the major tax jurisdictions under the statute of limitations is from the year 2021 forward (with limited exceptions). FASB ASC 740-10, Income Taxes requires the Adviser to determine whether a tax position of the Company is more likely than not to be sustained upon examination by taxing authorities, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. The Adviser has reviewed the Company’s tax positions for the current tax year and has concluded that no provision for taxes is required in the Company’s financial statements for the year ended March 31, 2025. The Company recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in the Statement of Operations. During the year ended March 31, 2025, the Company did not incur any interest or penalties.
G.   Restrictions on Transfers
Interests of the Company (“Interests”) are generally not transferable. No Member may assign, sell, transfer, pledge, hypothecate or otherwise dispose of any of its Interests without the prior written consent of the Board which may be granted or withheld in the Board’s sole discretion, and in compliance with applicable securities and tax laws.
H.   Fees of the Portfolio Funds
Each Portfolio Fund will charge its investors (including the Company) expenses, including asset-based management fees and performance-based fees, which are referred to as an allocation of profits. In addition to the Company level expenses shown on the Company’s Statement of Operations, Members of the Company will indirectly bear the fees and expenses charged by the Portfolio Funds. These fees are reflected in the valuations of the Portfolio Funds and are not reflected in the ratios to average net assets in the Company’s Financial Highlights.

NB Crossroads Private Markets Fund IV Holdings LLC
Notes to the Financial Statements (continued)
March 31, 2025

I.   Company Expenses
The Company bears all expenses incurred in the course of business on an accrual basis, including, but not limited to, the following: Advisory Fees (as defined herein); investment related expenses; legal fees; administration; auditing; tax preparation fees; custodial fees; registration expenses; costs of insurance; Managers’ fees (as defined herein); and expenses of meetings of the Board.
J.   Foreign Currency Translation
The Company has foreign investments which require the Company to translate these investments into U.S. dollars. For foreign investments for which the functional currency is not the U.S. dollar, the fair values of the investments are translated into the U.S. dollar equivalent using period end exchange rates. The resulting translation adjustments are recorded as unrealized appreciation or depreciation on investments.
Contributed capital to and distributions received from these foreign Portfolio Funds are translated into the U.S. dollar equivalent using exchange rates on the date of the transaction.
Conversion gains and losses resulting from changes in foreign exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations. The Company does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates on investment transactions from the fluctuations arising from changes in the fair value of these investments.
K.   Recent Accounting Pronouncements
In November of 2023, the FASB issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280) — Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 does not change how public entities identify their operating segments, aggregate those operating segments, or apply the quantitative thresholds to determine their reportable segments. However, it does clarify that all segment disclosures are applicable, even for entities that have a single reportable segment. This update is effective for fiscal years beginning after December 15, 2024, and early adoption is permitted. The Company adopted this guidance during the year and the adoption of the new standard impacted financial statement disclosures only and did not affect the Company’s financial position or the results of its operations.
L.   Segment Reporting
An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. NBIA acts as the Company’s CODM. The Company represents a single operating segment, as the CODM monitors the operating results of the Company as a whole and the Company’s long-term strategic asset allocation is pre-determined in accordance with the terms of its governing documents. The financial information in the form of the Company’s Portfolio Funds as well as the information contained with the Company’s Financial Highlights which are used by the CODM to assess the segment’s performance versus the Company’s comparative benchmarks and to make resource allocation decisions for the Company’s single segment, is consistent with that presented within the Company’s financial statements. The Statement of Assets, Liabilities and Members’ Equity — Net Assets and the Statement of Operations are reflective of the Company’s segment assets and expenses, respectively.

NB Crossroads Private Markets Fund IV Holdings LLC
Notes to the Financial Statements (continued)
March 31, 2025

3.   Advisory Fees, Administration Service Fee and Related Party Transactions
The Registered Investment Adviser provides investment advisory services to the Company and incurs research, travel and other expenses related to the selection and monitoring of Portfolio Funds. Further, the Registered Investment Adviser provides certain management and administrative services to the TI and TE Fund, including providing office space and other support services, maintaining files and records, and preparing and filing various regulatory materials. In consideration for such services, the Company pays the Registered Investment Adviser an investment advisory fee (the “Advisory Fee”) quarterly in arrears based on an annual rate of 0.10% during the first 12-months following the Company’s commencement of operations; 0.55% beginning in year two through the end of year eight from the commencement of operations and then 0.30% for the remaining life of the Company, in each case based on the Members’ total capital commitments. For the year ended March 31, 2025, the Company incurred Advisory Fees totaling $1,522,992.
Pursuant to an Administrative and Accounting Services Agreement, the Company retains UMB Fund Services, Inc. (the “Administrator”), a subsidiary of UMB Financial Corporation, to provide administration, custodial, accounting, tax preparation and investor services to the Company. In consideration for these services, the Company pays the Administrator a tiered fee between 0.01% and 0.02%, based on the first day of each calendar quarter’s net assets, subject to a minimum quarterly fee. In accordance with the service level agreement additional fees may be charged for out of scope services and quarterly filings made on behalf of the Company. For the year ended March 31, 2025, the Company incurred administration service fees totaling $384,913.
The Board consists of six managers (the “Managers”), of which five are not “interested persons” of the Company as defined by Section 2(a)(19) of the Investment Company Act. Compensation to the Board is paid and expensed by the Company on a quarterly basis. The Managers are also reimbursed for out of pocket expenses in connection with providing their services to the Company. For the year ended March 31, 2025, the Company incurred $164,885 in Managers’ fees.
4.   Capital Commitments from Members
At March 31, 2025 and 2024, capital commitments from Members totaled $334,304,294. Capital contributions received by the Company with regard to satisfying Member commitments totaled $228,998,441, which represents approximately 69% of committed capital at March 31, 2025 and 2024.
Capital contributions will be credited to Members’ capital accounts and units will be issued when paid. Capital contributions will be determined based on a percentage of commitments. During the years ended March 31, 2025 and 2024, the Company did not issue any units.
The net profits or net losses of the Company are allocated to Members in a manner that takes into account the amount of cash that would be distributed based upon a hypothetical liquidation, such that allocations are based on Members’ percentage interests, as defined in the LLC Agreement.
Distributions shall be made of available cash (net of reserves that the Board deems reasonable) or other net investment proceeds to Members at such times and in such amounts as determined by the Board in its sole discretion and in accordance with Members’ respective percentage interests, as defined in the LLC Agreement. As of March 31, 2025, the Company had distributed $204,188,917 to Members.

NB Crossroads Private Markets Fund IV Holdings LLC
Notes to the Financial Statements (continued)
March 31, 2025

5.   Capital Commitments of the Company to Investments
As of March 31, 2025, the Company had total capital commitments of $305,017,569 to the investments with remaining unfunded commitments to the investments totaling $33,051,756 as listed below:
Assets:	Unfunded Commitment
Large-cap Buyout	5,052,642
Small and Mid-cap Buyout	13,973,934
Special Situations	10,690,787
Venture Capital	3,334,393
Total	$33,051,756
6.   Description of the Investments
Due to the nature of the investments, the Company generally cannot liquidate its positions in the investments except through distributions from the investments, which are made at the discretion of the Portfolio Funds or sponsor of the Co-Investment. The Company has no right to demand repayment of its investment in the Portfolio Funds or Co-Investments.
7.   Line of Credit
The Company entered into a revolving line of credit agreement (the “Credit Agreement”) with Bank OZK, dated December 5, 2018, amended as of December 3, 2021, under which the Company can borrow an aggregate principal amount of $15,000,000 for the temporary financing of investments and payment of expenses under the specified terms. The line of credit is secured by the Company’s unfunded Members’ capital commitments. The Credit Agreement matured on December 3, 2024 and was not extended.
As of March 31, 2025, there were no outstanding principal amounts owed to the bank by the Company. Interest is charged on the outstanding principal amount at a rate per annum that is the aggregate of the applicable margin and the secured overnight financing rate (“SOFR”). Additionally, a commitment fee is charged on the daily unused portion. For the year ended March 31, 2025, the Company incurred $185,875 in unused fees, which is included in line of credit fees in the Statement of Operations. During the year ended March 31, 2025, the Company did not draw on the line of credit, and as such the Company did not incur any interest expense. In relation to entering the Credit Agreement, the Company incurred origination fees and other legal costs (“Financing Costs”). These Financing Costs will be amortized over the term of the loan. For the year ended March 31, 2025, the Company expensed $28,724 of Financing Costs as shown in the Statement of Operations.

NB Crossroads Private Markets Fund IV Holdings LLC
Notes to the Financial Statements (continued)
March 31, 2025

8.   Indemnifications
In the normal course of business, the Company enters into contracts that provide general indemnifications. The Company’s maximum exposure under these agreements is dependent on future claims that may be made against the Company, and therefore cannot be established; however, based on the Registered Investment Adviser’s experience, the risk of loss from such claims is considered remote.
Many of the Portfolio Funds’ partnership agreements contain provisions that allow them to recycle or recall distributions made to the Company. Accordingly, the unfunded commitments disclosed under Note 5 reflect both amounts undrawn to satisfy commitments and distributions that are recallable, as applicable.
9.   Concentrations of Market, Credit, Liquidity, Industry, Currency and Capital Call Risk
Due to the inherent uncertainty of valuations, estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The Company’s investments are subject, directly or indirectly, to various risk factors including market, credit, industry, currency and capital call risk. Certain investments are made internationally, which may subject the investments to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such countries or regions. Market risk represents the potential loss in value of financial instruments caused by movements in market variables, such as interest and foreign exchange rates and equity prices. The Company may have a concentration of investments, as permitted by its registration statement, in a particular industry or sector. Investment performance of the sector may have a significant impact on the performance of the Company. The Company’s investments are also subject to the risk associated with investing in private equity securities. The investments in private equity securities are illiquid, can be subject to various restrictions on resale, and there can be no assurance that the Company will be able to realize the value of such investments in a timely manner if at all.
This portfolio strategy presents a high degree of business and financial risk due to the nature of underlying companies in which the Portfolio Funds invest, which may include entities with little operating history, minimal capitalization, operations in new or developing industries, and concentration of investments in one industry or geographical area.
The Company believes that its liquidity and capital resources are adequate to satisfy its operational needs as well as the continuation of its investment program.
If the Company defaults on its commitment or fails to satisfy capital calls, it will be subject to significant penalties, including the complete forfeiture of the Company’s investment in the Portfolio Fund. This may impair the ability of the Company to pursue its investment program, force the Company to borrow or otherwise impair the value of the Company’s investments (including the complete devaluation of the Company). In addition, defaults by Members on their commitments to the Company, may cause the Company to, in turn, default on its commitment to a Portfolio Fund. In this case, the Company, and especially the non-defaulting Members, will bear the penalties of such default as outlined above. While the Registered Investment Adviser has taken steps to mitigate this risk, there is no guarantee that such measures will be sufficient or successful.

NB Crossroads Private Markets Fund IV Holdings LLC
Notes to the Financial Statements (continued)
March 31, 2025

10.   Subsequent Events
The Company has evaluated all events subsequent to March 31, 2025, through the date these financial statements were available to be issued and has determined that there were no subsequent events that require disclosure.

KPMG LLP Two Financial Center 60 South Street Boston, MA 02111
Report of Independent Registered Public Accounting Firm
To the Members and Board of Managers
NB Crossroads Private Markets Fund IV Holdings LLC:
Opinion on the Financial Statements
We have audited the accompanying statement of assets, liabilities and members’ equity — net assets of NB Crossroads Private Markets Fund IV Holdings LLC (the Company), including the schedule of investments, as of March 31, 2025, the related statements of operations and cash flows for the year then ended, the statements of changes in members’ equity — net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Company as of March 31, 2025, the results of its operations and its cash flows for the year then ended, the changes in its members’ equity for each of the years in the two -year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2025, by correspondence with underlying fund managers and portfolio companies or by other appropriate auditing procedures where replies from underlying fund managers and portfolio companies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor for one or more NB Private Markets/NB Crossroads Private Markets investment companies since 2016.
Boston, Massachusetts
May 29, 2025

NB Crossroads Private Markets Fund IV Holdings LLC
Investment Program (Unaudited)
March 31, 2025

INVESTMENT PROGRAM (UNAUDITED)
Investment Objective and Process
The investment objective of NB Crossroads Private Markets Fund IV Holdings LLC (the “Master Fund”) is to provide attractive risk-adjusted returns to investors (“Investors”). The Master Fund seeks to achieve its investment objective principally by making primary investments (each, a “Primary Investment”) in a portfolio of newly formed, third party private equity funds (“Portfolio Funds”) managed by various experienced unaffiliated asset managers that generally have an established track record. The Master Fund may also invest, on an opportunistic basis, in “secondary investments” in Portfolio Funds acquired in privately negotiated transactions from investors in these Portfolio Funds typically after the end of the Portfolio Fund’s fundraising period (each, a “Secondary Investment”) in more mature Portfolio Funds and make opportunistic direct investments in equity or debt securities of portfolio companies alongside Portfolio Funds and other private equity firms (each, a “Co-Investment”). Neuberger Berman Investment Advisers LLC (the “Investment Adviser”) believes the coupling of Secondary Investments and Co-Investment activities with Primary Investments should enhance and accelerate investment returns and offers Investors an opportunity to gain exposure to a broad range of private equity investment opportunities in the United States, Europe and emerging markets.
Each of NB Crossroads Private Markets Fund IV (TE) — Client LLC and NB Crossroads Private Markets Fund IV (TI) — Client LLC (each, a “Feeder Fund”) invests all or substantially all of its assets in the Master Fund. The Master Fund has the same investment objective, investment policies and restrictions as those of the Feeder Funds. This form of investment structure is commonly known as a “master/feeder” structure.
Each of the Feeder Funds and the Master Fund is a non-diversified fund under the Investment Company Act of 1940, as amended. However, the Master Fund generally will not commit more than 25% of the value of total capital commitments (“Commitment”) by Investors (measured at the time of the Commitment) in a single Portfolio Fund.
The Investment Adviser serves as investment adviser of the Master Fund. The Investment Adviser has engaged NB Alternatives Advisers LLC (the “Sub-Adviser” and, together with the Investment Adviser, the “Adviser”) to make investment decisions on behalf of the Master Fund. The Investment Adviser and the Sub-Adviser are indirect wholly-owned subsidiaries of Neuberger Berman Group LLC. None of the Master Fund, the Feeder Funds or the Adviser guarantees any level of return or risk on investments and there can be no assurance that the Master Fund’s investment objective will be achieved.
Principal Risk Factors
Information on the risk factors associated with investments in the Master Fund is incorporated herein by reference from the section entitled “Investment Program — Principal Risk Factors” in NB Crossroads Private Markets Fund IV (TI) — Client LLC’s annual report to shareholders for the fiscal year ended March 31, 2025, as filed with the Securities and Exchange Commission (File No. 811-23171) (the “TI Fund Annual Report”).

NB Crossroads Private Markets Fund IV Holdings LLC
Supplemental Information (Unaudited)
March 31, 2025

Proxy Voting and Portfolio Holdings
A description of the Company’s policies and procedures used to determine how to vote proxies relating to the Company’s portfolio securities, as well as information regarding proxy votes cast by the Company (if any) during the most recent twelve month period ended June 30, is available without charge, upon request, by calling the Company at 212-476-8800 or on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov. The Company did not receive any proxy solicitations during the year ended March 31, 2025.
The Company files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Company’s N-PORT filings are available in the EDGAR database on the SEC’s website at www.sec.gov or by calling Neuberger Berman at 212-476-8800.

NB Crossroads Private Markets Fund IV Holdings LLC
Board of Managers of the Company (Unaudited)
March 31, 2025

Information pertaining to the Board of Managers of the Company is set forth below.
Name, Position(s) Held, Address, and Year of Birth	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex* Overseen by Manager	Other Directorships Held by Manager During Past 5 Years
Disinterested Managers
Virginia G. Breen, Director 1290 Avenue of the Americas New York, NY 10104 (1964)	Term Indefinite —Since Inception	Private investor and board member of certain entities (as listed herein)	19
Trustee/Director of UBS Registered Fund Complex (41 funds); Director of Calamos Fund Complex (58 funds); Director of Paylocity Holding Corp.; Former Director of JLL Income Property Trust, Inc. (2004 – 06/23); Former Director of Tech and Energy Transition Corporation (2021 – 03/23).

Alan Brott, Director 1290 Avenue of the Americas New York, NY 10104 (1942)	Term Indefinite —Since Inception	Consultant (since 1991 – 2018)	19
Director of Grosvenor Registered Multi-Strategy Funds (3 funds); Director of Hedge Fund Guided Portfolio Solution (part of the Grosvenor complex); Former Director of Stone Harbor Investment Funds (8 funds) (2007 – 2022); Manager of Man FRM Alternative Multi-Strategy Fund LLC (8/09 to 8/21).

Victor F. Imbimbo, Jr., Director 1290 Avenue of the Americas New York, NY 10104 (1952)	Term Indefinite —Since Inception	President and CEO of Caring Today, LLC, an information and support resource for the family caregiver market (since 2008).	19	Former Manager of Man FRM Alternative Multi-Strategy Fund LLC (10/00 to 8/21).
Thomas F. McDevitt, Director 1290 Avenue of the Americas New York, NY 10104 (1956)	Term Indefinite —Since Inception	Managing Partner of Edgewood Capital Partners and President of Edgewood Capital Advisors (since 2002).	19	Former Director of Jones Lang LaSalle Property Trust, Inc. (12/04 to 06/15).
Thomas G. Yellin, Director 1290 Avenue of the Americas New York, NY 10104 (1954)	Term Indefinite —Since Inception	President of The Documentary Group (since 2006).	19
Director of Grosvenor Registered Multi-Strategy Funds (3 funds); Director of Hedge Fund Guided Portfolio Solution (part of the Grosvenor complex); Former Manager of Man FRM Alternative Multi-Strategy Fund LLC (8/09 to 8/21).

Interested Manager
James D. Bowden**, Director 1290 Avenue of the Americas New York, NY 10104 (1953)	Term Indefinite —Since April 2023	Managing Director, NBAA (2015 – 2023)	19	None.

*
The “Fund Complex” consists of NB Private Markets Fund III (Master) LLC, NB Private Markets Fund III (TI) LLC, NB Private Markets Fund III (TE) LLC, NB Crossroads Private Markets Fund IV (TI) — Client LLC, NB Crossroads Private Markets Fund IV (TE) — Client LLC, NB Crossroads Private Markets Fund IV Holdings LLC, NB Crossroads Private Markets Fund V Holdings LP, NB Crossroads Private Markets Fund V (TE) LP, NB Crossroads Private Markets Fund V (TE) Advisory LP, NB Crossroads Private Markets Fund V (TI) LP, NB Crossroads Private Markets Fund V (TI) Advisory LP, NB Crossroads Private Markets Fund VI Holdings LP, NB Crossroads Private Markets Fund VI LP, NB Crossroads Private Markets Fund VI Advisory LP, NB Crossroads Private Markets Fund VII Holdings LP, NB Crossroads Private Markets Fund VII LP, NB Crossroads Private Markets Fund VII Advisory LP, NB Private Markets Access Fund LLC, and NB Asset-Based Credit Fund.

**
Mr. Bowden is deemed to be an “interested person” (as defined in the Investment Company Act) of the Company because of his prior position at NBAA. Mr. Bowden does not serve on the Board’s Audit or Nominating Committees.

NB Crossroads Private Markets Fund IV Holdings LLC
Officers of the Company (Unaudited)
March 31, 2025

Information pertaining to the officers of the Company is set forth below.
Name, Address* and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Officers who are not Managers
Peter von Lehe (1968)	President	Term — Indefinite; Length — since 2023	Head of Investments Solutions and Strategy, Managing Director, NBAA, since 2006.
Mark Bonner (1977)	Treasurer	Term — Indefinite; Length — since inception
Managing Director, Neuberger Berman, since 2024, and Director of Private Equity Finance, NBAA, since 2015. Formerly, Senior Vice President, Bank of America; Merrill Lynch Alternative Investments LLC (2006 – 2015).

Claudia A. Brandon (1956)	Executive Vice President and Secretary	Term — Indefinite; Length — since inception	Senior Vice President, Neuberger Berman, since 2007.
Sarah Doane (1989)	Assistant Treasurer	Term — Indefinite; Length — since 2020	Senior Vice President, Neuberger Berman, since 2024, and Director of Private Equity Finance, NBAA, since 2016.
Corey A. Issing (1978)	Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002); Interim Chief Compliance Officer since 2024	Term — Indefinite; Length — since inception	Co-General Counsel of Asset Management, NBIA, since 2025, and Managing Director, NBIA, since 2017. Formerly General Counsel — Mutual Funds (2016 to 2025).
Sheila James (1965)	Assistant Secretary	Term — Indefinite; Length — since inception	Senior Vice President, Neuberger Berman, since 2023. Formerly, Vice President, Neuberger Berman (2008 – 2023).
Maura Reilly Kennedy (1978)	Vice President	Term — Indefinite; Length — since 2023	Managing Director, NBAA, since 2018. Formerly Principal, NBAA (2014 – 2018).
Brian Kerrane (1969)	Vice President	Term — Indefinite; Length — since inception	Managing Director, Neuberger Berman, since 2013; Chief Operating Officer — Mutual Funds and Managing Director, NBIA, since 2015.
Josephine Marone (1963)	Assistant Secretary	Term — Indefinite; Length — since inception	Senior Paralegal, Neuberger Berman, since 2007.

NB Crossroads Private Markets Fund IV Holdings LLC
Officers of the Company (Unaudited) (continued)
March 31, 2025

Name, Address* and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
David Morse (1961)	Vice President and Principal Executive Officer (for purposes of the Sarbanes-Oxley Act of 2002)	Term — Indefinite; Length — since 2024	Global Co-Head of Private Equity Co-Investments, Managing Director, NBAA, since 2003.
Michael Smith (1984)	Vice President	Term — Indefinite; Length — since 2023	Managing Director, NBAA, since 2022. Formerly Principal, NBAA (2018 – 2022).

*
The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104, except for Mark Bonner, Sarah Doane and Michael Smith, whose business address is 53 State Street, 13th Floor, Boston, MA 02109.

All officers of the Company are employees and/or officers of the Registered Investment Adviser. Officers of the Company are elected by the Managers and hold office until they resign, are removed or are otherwise disqualified to serve.
Alternative investments are sold to qualified investors only by a Confidential Offering Memorandum. An investment in an alternative investment fund is speculative and should not constitute a complete investment program. The information presented in this report is current as of the date noted, is for information purposes only and does not constitute an offer to sell or a solicitation of an offer to buy interests in the Company. This is not, and under no circumstances is to be construed as, an offer to sell or a solicitation to buy any of the securities or investments referenced, nor does this information constitute investment advice or recommendations with respect to any of the securities or investments used. Past performance is no guarantee of future results. Additional information is available upon request.

(b) Not applicable to the Registrant.

Item 2. Code of Ethics.

The Registrant (or the “Fund”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. A copy of the Code of Ethics is incorporated by reference to NB Private Markets Access Fund LLC’s Form N-CSR, Investment Company Act file number 811-23591 (filed May 23, 2025). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert.

The Board of Managers (the “Board”) of the Registrant has determined that Alan Brott possesses the technical attributes to qualify as the audit committee's financial expert and is an “independent” Manager pursuant to paragraph (a)(2) of Item 3 on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

KPMG, LLP serves as independent registered public accounting firm to the Registrant.

(a) Audit Fees

The aggregate fees, billed for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements and security counts required under Rule 17f-2 of the Investment Company Act of 1940 (the "1940 Act") for the fiscal years ended March 31, 2024 and March 31, 2025 were $159,600 and $169,980, respectively.

(b) Audit-Related Fees

There were no audit-related services provided by the principal accountant to the Registrant for the last two fiscal years.

(c) Tax Fees

The principal accountant for the audit of the Registrant's annual financial statements billed no fees for tax compliance, tax advice or tax planning services to the Registrant during the last two fiscal years.

(d) All Other Fees

The principal accountant billed no other fees to the Registrant during the last two fiscal years.

(e) (1) During its regularly scheduled periodic meetings, the Registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the Registrant. The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any such pre-approved fees are presented to the audit committee at its next regularly scheduled meeting.

(e) (2) None of the services described in paragraphs (b)-(d) above were approved by the Registrant’s audit committee pursuant to the “de minimis exception” in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The amount of non-audit fees that were billed by the Registrant's accountant for services rendered to:

(i) the Registrant, and (ii) the Registrant's investment adviser and any control person of the adviser that provides ongoing services to the Registrant for the fiscal years ended March 31, 2024 and March 31, 2025, were $0 and $0, respectively.

(ii) The amount of non-audit fees that were billed by the Registrant's accountant for services rendered to: (i) the Registrant, and (ii) the Registrant's investment adviser and any control person of the adviser that provides ongoing services to the Registrant for the fiscal years ended March 31, 2024 and March 31, 2025, were $0 and $0, respectively.

(h) The Registrant's audit committee has considered whether the provision of non-audit services that may be rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) The Schedule of Investments is included as part of the report to members filed under Item 1 of this form.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Subject to the Board’s oversight, the Registrant has delegated responsibility to vote proxies related to the securities held in the Fund’s portfolio to its Investment Adviser, Neuberger Berman Investment Advisers LLC (“NBIA”). Under this authority, NBIA is required by the Board to vote proxies related to portfolio securities in the best interests of the Registrant and its partners. The Board permits NBIA to contract with a third party to obtain proxy voting and related services, including research of current issues.

NBIA has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NBIA votes proxies prudently and in the best interest of its advisory clients for whom NBIA has voting authority, including the Registrant. The Proxy Voting Policy also describes how NBIA addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

NBIA’s Governance and Proxy Committee (“Proxy Committee”) is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, administering and overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegates to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NBIA utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NBIA’s voting guidelines. In instances where a material conflict has been determined to exist, NBIA will generally instruct that such shares be voted in the same proportion as other shares are voted with respect to a proposal, subject to applicable legal, regulatory and operational requirements.

NBIA retains final authority and fiduciary responsibility for proxy voting. NBIA believes that this process is reasonably designed to address material conflicts of interest that may arise between NBIA and a client as to how proxies are voted.

In the event that an investment professional at NBIA believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NBIA’s proxy voting guidelines, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NBIA and the client with respect to the voting of the proxy in that manner. In the event that the Proxy Committee determines that such vote will not present a material conflict, the Proxy Committee will make a determination whether to vote such proxy as recommended by the NB investment professional.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional would not be appropriate, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the voting guidelines; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; (iv) instruct that such shares be voted in the same proportion as other shares are voted with respect to a proposal, subject to applicable legal, regulatory and operational requirements; or (v) engage another independent third party to determine how to vote the proxy.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Member - As of March 31, 2025:

Neuberger Berman Private Markets’ Private Investment Portfolios and Co-Investment Team is responsible for the day-to-day management of the Fund and is led by the Private Investment Portfolio and Co-Investment Investment Committee (the “Investment Committee”), which serve as the Fund's Portfolio Managers and is comprised of thirteen members. The Investment Committee and other senior private equity investment personnel also have responsibility for managing private equity investments made on behalf of third-party investors, sourcing new investment opportunities, performing due diligence on all new investment opportunities and monitoring existing investments.

The Investment Committee is responsible for the development, selection, and ongoing monitoring and realization of investments:

Kent Chen, CFA, is a Managing Director of Neuberger Berman and leader of the firm’s private equity efforts in the Asia Pacific region. He is a member of the Private Investment Portfolios and Co-Investment Investment Committee. Mr. Chen joined Neuberger Berman in May 2015 from the Hong Kong Monetary Authority (HKMA) after 17 years of central banking career in various positions including Deputy Chief Representative of the HKMA’s New York Office and Advisor to the Executive Director for China at the International Monetary Fund in Washington D.C. From 2008, Mr. Chen helped to establish the HKMA’s private equity program, comprising of global buyout, Asia private equity and global energy investments. Before joining the HKMA in 1998, Mr. Chen was Head of China Research at Daiwa Securities in Hong Kong covering the Chinese stocks market with a focus on infrastructure, energy and power equipment stocks. Mr. Chen has been awarded the Chartered Financial Analyst designation and earned a MPA from Columbia University, MBA from University of Hull and BS in Economics from University of London.

Paul Daggett, CFA is a Managing Director of Neuberger Berman and a senior member of the firm's Private Investment Portfolios and Co-Investments team. He is a member of the Private Investment Portfolios and Co-Investment Investment Committee. Prior to joining Neuberger Berman in 2004, Mr. Daggett worked in the European Equity Derivatives Group at JPMorgan Chase & Co. He holds an MBA from the Cox School of Business at Southern Methodist University and a BEng, with honors, in Aeronautical Engineering from the University of Bristol. Mr. Daggett is a Fellow of the Institute of Chartered Accountants in England and Wales (FCA) and holds the Chartered Financial Analyst designation.

Michael Kramer is a Managing Director of Neuberger Berman. He is a member of the Private Investment Portfolios and Co-Investment, Credit Opportunities, and Marquee Brands Investment Committees as well as a member of the Board of Directors for Marquee Brands. Before joining Neuberger Berman in 2006, Mr. Kramer was a vice president at The Cypress Group, a private equity firm with $3.5 billion under management. Prior thereto, he worked as an analyst at PaineWebber Incorporated. Mr. Kramer holds an MBA from Harvard Business School and a BA, cum laude, from Harvard College.

David Morse is a Managing Director of Neuberger Berman and is the Global Co-Head of Private Equity Co-Investments. He is also a member of the Private Investment Portfolios and Co-Investment Investment Committee and Private Debt Investment Committee. Mr. Morse joined Lehman Brothers in 2003 as a Managing Director and principal in the Merchant Banking Group where he helped raise and invest Lehman Brothers Merchant Banking Partners III L.P. Prior to joining Lehman Brothers, Mr. Morse was a founding Partner of Hampshire Equity Partners (and its predecessor entities). Founded in 1993, Hampshire is a middle-market private equity and corporate restructuring firm with $825 million of committed capital over three private equity funds. Prior to Hampshire, Mr. Morse worked in GE Capital’s Corporate Finance Group providing one-stop financings to middle-market buyouts. Mr. Morse began his career in 1984 in Chemical Bank’s middle-market lending group. Mr. Morse holds an MBA from the Tuck School of Business at Dartmouth College and a BA in Economics from Hamilton College. Mr. Morse is a former member of the MBA Advisory Board of the Tuck School and of the Alumni Council of Hamilton College, and is a current member of the Board of Trustees of the Berkshire School.

Joana Rocha Scaff is a Managing Director of Neuberger Berman, Head of Europe Private Equity and a member of the Private Investment Portfolio and Co-Investment and Strategic Capital Investment Committees. She is also a member of Neuberger Berman’s ESG Advisory Committee. Ms. Rocha Scaff has over 20 years of experience in financial markets, the majority of which in private equity investing and prior to that in investment banking. She has been with the firm since 2005. Prior to NB Private Equity, Ms. Rocha Scaff worked in the investment banking division of Lehman Brothers, and prior to that at Citigroup Global Markets and Espirito Santo Investment Bank. She advised on corporate transactions including M&A, financial restructurings and public equity and debt offerings in the United States, Europe and Brazil. Ms. Rocha Scaff received her M.B.A. from Columbia Business School and her B.A. in Business Management and Administration from the Universidade Catolica of Lisbon. Ms. Rocha Scaff is the current Chair of the LP Committee of the BVCA – British Private Equity Association and a member of the Limited Partner Advisory Committee of multiple European private equity funds.

Jonathan D. Shofet is the Global Head of the firm’s Private Investment Portfolios and Co-Investments group and is a Managing Director of Neuberger Berman. He is a member of the Private Investment Portfolios and Co-Investment Investment Committee. Prior to joining Neuberger Berman in 2005, Mr. Shofet was a member of the Lehman Brothers Private Equity division, focusing on mid-through late-stage equity investments primarily in the technology, communications and media sectors. Prior to that, Mr. Shofet was a member of the Lehman Brothers Investment Banking division, where he focused on public and private financings, as well as strategic advisory in the real estate, technology and utility sectors. Mr. Shofet has been, or currently sits, on the Limited Partner Advisory Boards of a number of funds including those managed by Amulet Capital, Beacon Capital Partners, Castlelake, Cerberus Institutional Partners, Clearlake Capital, ComVest Investment Partners, DFW Capital, Oak Hill Capital Partners, Platinum Equity, Thomas H. Lee Partners and Vector Capital Partners. He has also been a Board Observer for several private companies. Mr. Shofet holds a B.A. from Binghamton University, where he graduated summa cum laude, Phi Beta Kappa.

Brien Smith is a Managing Director of Neuberger Berman and Senior Advisor of the Neuberger Berman Private Equity Division. He is a member of the Private Investment Portfolios and Co-Investment Investment Committee, as well as the Private Debt Investment Committee. Brien is also a member of Neuberger Berman’s Operating Committee, the firm’s Investment Risk and Operational Risk Committees and was also formerly Chief Operating Officer of the Neuberger Berman Private Equity Division. Prior to joining Neuberger Berman in 2001, he worked in the middle market private equity firm Mason Best Company, L.P., and its affiliates. He began his career at Arthur Andersen & Co. Brien is a life member of the Red McCombs School of Business Advisory Council at the University of Texas at Austin. He also currently serves on the board of the Texas Exes Alumni Association and chairs its Investment Committee. He serves and has served on a number of other boards of directors. He received a Master’s in Professional Accounting and a BBA from the University of Texas at Austin.

David Stonberg is a Managing Director of Neuberger Berman and the Global Co-Head of Private Equity Co-Investments. He is also a member of the Private Investment Portfolios and Co-Investment Investment Committee, as well as the Renaissance, Secondary, Real Estate Secondary and Strategic Capital Investment Committees. Before joining Neuberger Berman in 2002, Mr. Stonberg held several positions within Lehman Brothers’ Investment Banking Division including providing traditional corporate and advisory services to clients as well as leading internal strategic and organizational initiatives for Lehman Brothers. Mr. Stonberg began his career in the Mergers and Acquisitions Group at Lazard Frères. Mr. Stonberg holds an MBA from the Stern School of New York University and a BSE. from the Wharton School of the University of Pennsylvania.

Elizabeth Traxler is a Managing Director of Neuberger Berman and a senior member of the private equity investment team. She is a member of the Private Investment Portfolios and Co-Investment Investment Committee, as well as the Secondary Investment Committee. Prior to joining Neuberger Berman in 2008, Ms. Traxler was at Wachovia Capital Partners (now known as Pamlico Capital), where she focused on making direct growth equity and buyout investments across a broad range of industries. Ms. Traxler also worked at Wachovia Securities in the Leveraged Capital Group, which provided senior and mezzanine debt for private equity-backed transactions. She is currently a Board Observer for several private companies and Advisory Board member for a number of private equity funds. Ms. Traxler received an MBA from the Kellogg School of Management at Northwestern University and a BA, cum laude, in Economics from Vanderbilt University.

Anthony Tutrone is the Global Head of NB Alternatives and a Managing Director of Neuberger Berman. He is a member of all Neuberger Berman Private Equity’s Investment Committees. Anthony is also a member of Neuberger Berman's Partnership, Operating, and Asset Allocation Committees. Prior to Neuberger Berman, from 1994 to 2001, Anthony was a Managing Director and founding member of The Cypress Group, a private equity firm focused on middle market buyouts that managed approximately $3.5 billion of commitments. Anthony began his career at Lehman Brothers in 1986, starting in Investment Banking and in 1987 becoming one of the original members of the firm’s Merchant Banking Group. This group managed a $1.2 billion private equity fund focused on middle market buyouts. He has been a member of the board of directors of several public and private companies and has sat on the advisory boards of several private equity funds. Anthony earned an MBA from Harvard Business School and a BA in Economics from Columbia University.

Peter von Lehe, JD, is the Head of Investment Solutions and Strategy and is a Managing Director of Neuberger Berman. He is also a member of the Private Investment Portfolios and Co-Investment Investment Committee, as well as the Athyrium, Marquee Brands and Renaissance Investment Committees. Mr. von Lehe sits on the Limited Partner Advisory Boards of a number of investment relationships globally on behalf of Neuberger Berman funds. Previously, Mr. von Lehe was a Managing Director and Deputy Head of the Private Equity Fund of Funds unit of Swiss Reinsurance Company. At Swiss Re, Mr. von Lehe was responsible for investment analysis and product structuring and worked in both New York and Zurich. Before that, he was an attorney with the law firm of Willkie Farr & Gallagher LLP in New York focusing on corporate finance and private equity transactions. He began his career as a financial analyst for a utility company, where he was responsible for econometric modeling. Mr. von Lehe received a BS with Honors in Economics from the University of Iowa and a JD with High Distinction, from the University of Iowa College of Law. He is a member of the New York Bar.

Jacquelyn Wang is a Managing Director of Neuberger Berman and a senior member of the private equity investment team. She is a member of the Private Investment Portfolios and Co-Investment Investment Committee. Ms. Wang joined Neuberger Berman in 2007, focusing on direct Co-investments, Primary Investments and Secondary Investments. Prior to joining Neuberger Berman, Ms. Wang worked in Corporate Development at Verizon Communications focused on corporate M&A. Previously, Ms. Wang worked at Spectrum Equity Investors, where she was responsible for sourcing, executing and evaluating buyout and growth equity investments in media, technology and telecom. Ms. Wang began her career in the investment banking division of Lehman Brothers advising on corporate transactions in the communications and media industries. Ms. Wang received an MBA from The Wharton School of the University of Pennsylvania and a BA with honors from The Johns Hopkins University.

Patricia Miller Zollar is a Managing Director of Neuberger Berman and a leader of the firm’s Private Investment Portfolios practice. She is a member of the Private Investment Portfolios and Co-Investment Investment Committee. Additionally, Ms. Zollar sits on the limited partner advisory boards of a number of funds. Before rejoining Neuberger Berman in 2004, Ms. Zollar was a vice president in the Asset Management Division of Goldman Sachs. Ms. Zollar began her career as a Certified Public Accountant in the Audit Division of Deloitte & Touche. She received her MBA from Harvard Business School and her BS, with highest distinction, from North Carolina A&T State University, where she is Chairperson Emeritus of the Board of Trustees and the recipient of an honorary Doctorate degree. Ms. Zollar is a member of the Executive Leadership Council, the Harvard Business School Alumni Board and was a former member of the executive board of the National Association of Investment Companies. She serves as Vice Chairman of The Apollo Theater and a member of the Investment Committee of the Robert Wood Johnson Foundation’s Board of Trustees.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member - As of March 31, 2025:

The following table lists the number and types of accounts, other than the Fund, managed by the Fund’s Portfolio Management Team and assets under management in those accounts, as of March 31, 2025. Please note that registered investment companies in a "master-feeder" structure are counted as one investment company for purposes for determining the number of accounts managed.

Kent Chen

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$2,672,365,666	35	$22,633,955,761	137	$60,951,582,803

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
5	$2,672,365,666	35	$22,633,955,761	137	$60,951,582,803

Paul Daggett

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$2,672,365,666	35	$22,633,955,761	137	$60,951,582,803

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
5	$2,672,365,666	35	$22,633,955,761	137	$60,951,582,803

Michael Kramer

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$2,672,365,666	35	$22,633,955,761	137	$60,951,582,803

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
5	$2,672,365,666	35	$22,633,955,761	137	$60,951,582,803

David Morse

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$2,672,365,666	35	$22,633,955,761	137	$60,951,582,803

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
5	$2,672,365,666	35	$22,633,955,761	137	$60,951,582,803

Joana P. Rocha Scaff

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$2,672,365,666	38	$30,839,362,495	139	$61,776,582,803

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
5	$2,672,365,666	38	$30,839,362,495	139	$61,776,582,803

Jonathan D. Shofet

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$2,672,365,666	35	$22,633,955,761	137	$60,951,582,803

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
5	$2,672,365,666	35	$22,633,955,761	137	$60,951,582,803

Brien Smith

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$2,672,365,666	35	$22,633,955,761	137	$60,951,582,803

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
5	$2,672,365,666	35	$22,633,955,761	137	$60,951,582,803

David S. Stonberg

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$2,672,365,666	42	$37,099,797,995	140	$61,851,582,803

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
5	$2,672,365,666	42	$37,099,797,995	140	$61,851,582,803

Elizabeth Traxler

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$2,672,365,666	38	$30,839,362,495	139	$61,776,582,803

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
5	$2,672,365,666	38	$30,839,362,495	139	$61,776,582,803

Anthony D. Tutrone

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$2,672,365,666	42	$37,099,797,995	140	$61,851,582,803

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
5	$2,672,365,666	42	$37,099,797,995	140	$61,851,582,803

Peter J. von Lehe

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$2,672,365,666	35	$22,633,955,761	137	$60,951,582,803

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
5	$2,672,365,666	35	$22,633,955,761	137	$60,951,582,803

Jacquelyn Wang

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$2,672,365,666	35	$22,633,955,761	137	$60,951,582,803

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
5	$2,672,365,666	35	$22,633,955,761	137	$60,951,582,803

Patricia Miller Zollar

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$2,672,365,666	35	$22,633,955,761	137	$60,951,582,803

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
5	$2,672,365,666	35	$22,633,955,761	137	$60,951,582,803

Potential Conflicts of Interests

Real, potential or apparent conflicts of interest may arise should members of the Portfolio Management Team have day-to-day portfolio management responsibilities with respect to more than one fund. Portfolio Management Team members may manage other accounts with investment strategies similar to the Registrant, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Investment Adviser may vary among these accounts and Portfolio Management Team members may personally invest in these accounts. These factors could create conflicts of interest because the Portfolio Management Team members may have incentives to favor certain accounts over others, that could result in other accounts outperforming the Registrant. A conflict may also exist if a Portfolio Management Team member identifies a limited investment opportunity that may be appropriate for more than one account, but the Registrant is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, a Portfolio Management Team member may execute transactions for another account that may adversely impact the value of securities held by the Registrant. However, the Investment Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Portfolio Management Team members are generally managed in a similar fashion and the Investment Adviser has policies that seek to allocate opportunities on a fair and equitable basis, taking into consideration the investment objectives and strategies and any legal, tax or regulatory considerations.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members - As of March 31, 2025:

Neuberger Berman’s compensation philosophy is one that focuses on rewarding performance and incentivizing our employees. We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for the Fund’s Portfolio Management Team consists of a fixed base salary and annual discretionary, performance-based bonus, which is a variable portion of total compensation. Members of the investment team also participate in the allocation of carried interest from funds managed by the investment team that charge carried interest. Compensation is paid from a portfolio management team compensation pool made available to the portfolio management team with which the investment professional is associated. The size of the team compensation pool is determined based on a number of factors including the revenue that is generated by that particular portfolio management team, less certain adjustments. The percentage allocated to individual team participants is based on a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman.

The terms of our long-term retention incentives are as follows:

●	Employee-Owned Equity. Certain employees (primarily senior leadership and investment professionals) participated in Neuberger Berman’s equity ownership structure, which was launched as part of the firm’s management buyout in 2009 and designed to incentivize and retain key personnel. We currently offer an equity acquisition program which allows employees a more direct opportunity to invest in Neuberger Berman.

●	Contingent Compensation. Certain employees may participate in the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, up to 20% of a participant’s annual total compensation in excess of $500,000 is contingent and subject to vesting. The contingent amounts are maintained in a notional account that is tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis. By having a participant’s contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of members of investment teams, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio.

●	Restrictive Covenants. Most investment professionals, including Portfolio Fund Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases non-compete restrictions.

(a)(4) As of March 31, 2025, no Portfolio Management Team member owned any interest in the Registrant.

(b) Not applicable.

Item 14. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which partners may recommend nominees to the Board.

Item 16. Controls and Procedures.

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act were effective as of a date within 90 days prior to the filing date of this report, based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures, as required by Rule 30a-3(b) of the 1940 Act.

(b) There were no changes in the Registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) The Fund did not engage in any securities lending activity during the fiscal year ended March 31, 2025.

(b) The Fund did not engage in any securities lending activity and did not engage a securities lending agent during the fiscal year ended March 31, 2025.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to NB Private Markets Access Fund LLC’s Form N-CSR, Investment Company Act file number 811-23591 (filed May 23, 2025).

(a)(2)	Not applicable.

(a)(3)	Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(a) under the 1940 Act, are filed herewith.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act is furnished herewith.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NB Crossroads Private Markets Fund IV Holdings LLC

By:	/s/ David Morse
David Morse
Vice President

Date: June 6, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ David Morse
David Morse
Vice President
(Principal Executive Officer)

Date: June 6, 2025

By:	/s/ Mark Bonner
Mark Bonner
Treasurer
(Principal Financial Officer)

Date: June 6, 2025